Summary Prospectus May 1, 2022, as supplemented December 31, 2022
Voya MidCap Opportunities Portfolio

Class/Ticker: ADV/IAMOX; I/IIMOX; R6/VMCRX; S/ISMOX; S2/IMOPX
Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. For free paper or electronic copies of the Prospectus and other portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2022, as supplemented, and the audited financial statements on pages 8-23 of the portfolio’s shareholder report dated December 31, 2021 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks long-term capital appreciation.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	R6	S	S2
Management Fees	%	0.75	0.75	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None	None	0.25	0.40
Other Expenses	%	0.10	0.10	0.02	0.10	0.10
Total Annual Portfolio Operating Expenses	%	1.35	0.85	0.77	1.10	1.25
Waivers and Reimbursements[1]	%	(0.19)	(0.19)	(0.11)	(0.19)	(0.19)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.16	0.66	0.66	0.91	1.06
1
The adviser is contractually obligated to limit expenses to 1.40%, 0.90%, 0.90%, 1.10%, and 1.30% for Class ADV, Class I, Class R6, Class S, and Class S2 shares, respectively, through May 1, 2023. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.16%, 0.66%, 0.66%, 0.91%, and 1.06% for Class ADV, Class I, Class R6, Class S, and Class S2 shares, respectively, through May 1, 2023. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$118	409	721	1,607
I	$67	252	453	1,031
R6	$67	235	417	944
S	$93	331	588	1,323
S2	$108	378	668	1,495
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The Portfolio normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Portfolio, the Sub-Adviser defines mid-sized companies as those companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. The market capitalization of companies within the Russell Midcap® Growth Index will change with market conditions. The market capitalization of companies in the Russell Midcap® Growth Index as of December 31, 2021, ranged from $1.2 billion to $58.8 billion. The Portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark of the Portfolio. The Portfolio typically uses derivatives for the purpose of maintaining equity market exposure on its cash balance. The Portfolio may also invest in foreign securities. The Portfolio may invest in real estate-related securities including real estate investment trusts.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In managing the Portfolio, the Sub-Adviser uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by seeking to identify the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company's revenue and earnings growth and validate the Sub-Adviser's expectations for earnings estimate revisions, particularly relative to consensus. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.
In evaluating investments for the Portfolio, the Sub-Adviser normally expects to take into account environmental, social, and governance (“ESG”) factors to determine whether any or all of those factors might have a material effect on the value, risks, or prospects of a company. The Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research as material to a particular company or the industry in which it operates and on third-party evaluations of a company’s ESG standing. The Sub-Adviser may give environmental, social, and governance factors equal consideration or may focus on one or more of those factors as the Sub-Adviser considers appropriate. The Sub-Adviser may consider specific ESG metrics or a company’s progress or lack of progress toward meeting ESG targets. ESG factors will be only one consideration in the Sub-Adviser’s evaluation of any potential investment, and the effect, if any, of ESG factors on the Sub-Adviser’s decision whether to invest in any case will vary depending on the judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.
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Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social and/or Governance (strategy): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio may cause it to forego other favorable investments that other investors who do not consider similar factors or who evaluate them differently might select. This may cause the Portfolio to underperform the stock market or relevant benchmark as a whole or other funds that do not consider ESG factors or that use such factors differently. The Sub-Adviser’s consideration of ESG factors is qualitative and subjective by nature, and it is possible that it will have an adverse effect on the Portfolio’s performance. In evaluating a company or issuer in light of ESG factors, the Sub-Adviser may consider information and data obtained through voluntary or third-party reporting that may be incomplete or inaccurate. It is possible the companies or issuers identified through the Sub-Adviser’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Sub-Adviser might have anticipated.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing, and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Investment Model: A manager’s proprietary model may not adequately take into account existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
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Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all, which could cause the Portfolio to lose money. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory, or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, environmental problems, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that
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the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	25.92%
Worst quarter:	1st Quarter 2020	-17.26%
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Average Annual Total Returns %
(for the periods ended December 31, 2021)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	11.57	18.24	14.83	N/A	12/29/06
Russell Midcap® Growth Index[1]	%	12.73	19.83	16.63	N/A
Russell Midcap® Index[1]	%	22.58	15.10	14.91	N/A
Class I	%	12.07	18.81	15.40	N/A	05/05/00
Russell Midcap® Growth Index[1]	%	12.73	19.83	16.63	N/A
Russell Midcap® Index[1]	%	22.58	15.10	14.91	N/A
Class R6%		12.14	18.82	15.40	N/A	11/24/15
Russell Midcap® Growth Index[1]	%	12.73	19.83	16.63	N/A
Russell Midcap® Index[1]	%	22.58	15.10	14.91	N/A
Class S	%	11.83	18.53	15.12	N/A	05/07/01
Russell Midcap® Growth Index[1]	%	12.73	19.83	16.63	N/A
Russell Midcap® Index[1]	%	22.58	15.10	14.91	N/A
Class S2%		11.65	18.33	14.94	N/A	02/27/09
Russell Midcap® Growth Index[1]	%	12.73	19.83	16.63	N/A
Russell Midcap® Index[1]	%	22.58	15.10	14.91	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Kristy Finnegan, CFA Portfolio Manager (since 08/19)	Leigh Todd, CFA Portfolio Manager (since 12/21)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Summary Prospectus
SPRO-EZ16 (1222-123122)